YRC Worldwide®

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Bill Zollars Chairman, President & CEO BB&T Transportation Conference Bill Zollars Chairman, President & CEO BB&T Transportation Conference February 13, 2008 Exhibit 99.1

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Opening
Opening
• Slides covered today are available on our web site,
www.yrcw.com, under the Investor Relations section
• Forward looking statements
Statements made by management during this presentation that are not purely historical are forward-looking statements within the meaning of the Private
Litigation Securities Reform Act of 1995.  This includes statements regarding the company's expectations and intentions on strategies regarding the future.
It is important to note that the company's future results could differ materially from those projected in such forward-looking statements due to a variety of factors.  The format of this presentation does not allow us to fully discuss all of these risk factors.  For a full discussion, please refer to our 10-K and our most recent 10-Q and earnings release.

YRC Worldwide

Roadway

YELLOW

USF

REIMER EXPRESS LINES LTD.

YRC Logistics

NEW PENN MOTOR EXPRESS, INC.

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

What We Do
What We Do
YRC Worldwide is a $9.6 billion provider of global transportation services, transportation management solutions, and logistics management through a portfolio of successful brands.
We can handle any shipment, any where at any speed.

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Regional Action Plan
Summary
Regional Action Plan
Summary
• Extended footprints in USF Holland and USF Reddaway have
created significant profitability challenges
• To better serve the overall customer base and provide expected operating results, the following actions are being taken:
USF Holland will close 6 service centers located on the fringe of its service territory
USF Reddaway will close 21 service centers located in the southeastern portion of its territory
These actions will be effective February 22, 2008

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

5 Regional Action Plan Current Footprint Regional Action Plan Current Footprint

Anchorage
Edmonton
Calgary
Vancouver
Burlington
Seattle
Olympia
Wenatchee
Spokane
Kalispell
Astoria
Longview
Yakima
Moses Lake
Portland
The Dalles
Pasco
Great Falls
Newport
Albany
Salem
Lewiston
Missoula
Eugene
LaGrande
Bend
Three Forks
Billings
Roseburg
Grants Pass
Brookings
Medford
Klamath Falls
Boise
Eureka
Redding
Twin Falls
Pocatello
Elko
Reno
Salt Lake City
Benicia
Sacramento
Stockton
San Jose
Salinas
Fresno
Grand Junction
Denver
Colorado Springs
Saint George
Bakersfield
Las Vegas
San Fernando Valley
Pomona
Fontana
Los Angeles
Orange County
Flagstaff
Lake Havasu City
San Diego
Phoenix
Yuma
Tucson
Montreal
Gaylord
Toronto
Syracuse
Albany
Minneapolis
Wausau
Appleton
Tomah
Worthington
London
Buffalo
Milwaukee
Grand Rapids
Pontiac
Detroit
Erie
Holland
Jackson
Windsor
Wheeling
Chicago
Kalamazoo
Cleveland
Youngstown
Allentown
South Bend
Toledo
DuBois
Harrisburg
Omaha
Des Moines
Joliet
Akron
Philadelphia
Rock Island
Fort Wayne
Mansfield
Pittsburgh
Bedford
Columbus
Danville
Lincoln
Dayton
Indianapolis
Cincinnati
Huntington
Richmond
Louisville
Kansas City
Saint Louis
Lexington
Evansville
Wichita
Raleigh
Springfield
Joplin
Nashville
Knoxville
Charlotte
Chattanooga
Memphis
Spartanburg
Columbia
Decatur
Atlanta
Birmingham

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

6 Regional Action Plan Future Footprint Regional Action Plan Future Footprint

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Regional Action Plan
Expected Results
Regional Action Plan
Expected Results
• Impacts approximately 5% of the YRC Regional segment revenue
• The financial benefit is a significant component of the previously announced $50 million profit improvement plan, in addition to:
Linehaul improvements
Yield initiatives
• Over 600 tractors and 1,200 trailers will be removed from our fleet
• Approximately 1,100 employees will be impacted
• Estimate about $10 million of one-time shutdown costs
Primarily lease terminations and severance
• Potential cash proceeds from property sales of $8 to $10 million

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Labor Agreement
Summary
Labor Agreement
Summary
• Ratified February 11 by IBT membership
• 5-year agreement
• Contract addresses opportunities for growth, new services and contemporary network designs
• More effectively aligns resources with growth opportunities and with business volumes
• Allows for more efficient matching of employee benefits with work performed

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Labor Agreement
Operational Competitiveness Provisions
Labor Agreement
Operational Competitiveness Provisions
• Utility Employee
Ability to establish a driver-qualified position that works across all job classifications of local and over-the-road functions
• No restrictions on type of freight handled
• Enables more competitive and efficient freight movement
• Increases our value proposition in shorter lengths of haul
• Four-Hour Casual Employees (part-time employees)
Ability to utilize four-hour casual employees across the YRC Worldwide companies covered by this agreement
• Improved matching of labor to business volumes
• Ability to respond to short-interval, high-speed network design with variable start times

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Labor Agreement
Operational Competitiveness Provisions
Labor Agreement
Operational Competitiveness Provisions
• Truckload substitute service
Opportunity to convert
increasingly expensive rail miles
to more reliable road service
Allows for growth and the
expansion of truckload service
offerings
26.0%
24.0% 24.0%
21.5%
21.0%
19.0%
4.0% 4.0%
6.5%
7.0%
9.0%
2007 2008 2009 2010 2011 2012
Truckload
Rail
Purchased transportation as a % of
total linehaul miles
28.0% 28.0% 28.0% 28.0% 28.0%

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Labor Agreement
Economic Provisions
Labor Agreement
Economic Provisions
• Total Increases
Compounded annual increase of
approximately 3.8% over the life
of the contract (weighted average
of wages, pension and health
care increases)
Net economic impact of 3.0% -
3.5% over the life of the contract,
very similar to the current labor
agreement (approximately 3.2%)
$1.50
$1.40
$1.45
$1.40
$1.45
2008 2009 2010 2011 2012
Increase per hour
Pension Protection Act Provision
The contract provides that the payment of any potential surcharge assessments to any pension fund in critical status (red zone) be accounted for within the $1.00 per year increase

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Asset-based companies
(1) Roadway acquisition closed on 12/11/03
(2) USF acquisition closed on 5/24/05
(3) Formed YRC National Transportation and Enterprise Solutions Group on 1/15/07
(4) Formed North American Transportation (NAT), all asset-based companies, on 10/25/07
(5) Started the transition to one corporate sales force for the asset-based companies on 1/25/08
(6) Began the process of moving Yellow Transportation and Roadway to a common technology platform
Continued Progress
Continued Progress
2009 2008 2007 2006 2005 2004 2003
Roadway
(1)
USF
(2)
YRC National
ESG (3)
Acquisition phase
Synergy phase
Integration phase
NAT              Tech
(4)
Sales
(5) (6)

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

2008 Action Plan
2008 Action Plan
4.5%
1.5%
1.8%
3.2%
5.3%
6.1%
5.5%
2.3%
2000 2001 2002 2003 2004 2005 2006 2007
EBIT Margins*
• Improving margins at the peaks
and troughs of the economic cycle
Continued network efficiencies
Reduce $50 million of overhead
Implementation of labor contract
provisions
• Benefits both National and
Regional segments
* Consolidated EBIT margins for Yellow Corporation (2000-2003), Yellow Roadway Corporation (2004-2005), YRC Worldwide (2006-2007).
Excludes impairment charges in 2007. See note on slide 41 regarding GAAP vs. non-GAAP measurements.

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Financial Position
Bank Covenant/Debt Position
Financial Position
Bank Covenant/Debt Position
• Leverage ratio
Total debt cannot exceed 3.0x trailing 12-month EBITDA*
We are well inside the covenant; 2.5x at 12/31/07
• Total debt levels are expected to remain at or below current levels throughout 2008
Ability to control the amount and timing of capital expenditures, variable costs and discretionary expenses throughout the year
Debt reduction is the predominant use of free cash flow
* As defined by the credit agreement

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Summary
Summary
• We are aggressively responding to a
challenging economic cycle and are
well positioned for 2008 and beyond
Clear strategic direction
New labor contract
Growth opportunities
Prudent management of cash flows
and costs
Significant footprint and market
presence
Tremendous operating leverage
YRCW
Others
LTL Segment*
* Company analysis based on
full year 2006 revenue

Forward-Looking Statements/
GAAP vs. Non-GAAP Measures
Forward-Looking Statements/
GAAP vs. Non-GAAP Measures
• Forward-Looking Statements:  Page 14 contains “forward-looking statements” within the meaning of the Securities Act and the Securities Exchange Act, identified by the word “expected”.  These are only our expectations regarding our debt levels.
Actual debt levels may differ materially from these expectations and are dependent on the following factors:  our ability to command a price for services in excess of the costs to provide those services; the timing of our cash receipts and expenditures; the lack of any unanticipated liabilities maturing, contingent or otherwise; impacts on our business from inflation, inclement weather, competitor pricing, fuel costs, expense volatility, economic activity, changes in debt or equity markets, effects of a terrorist attack, effects of labor relations, the accuracy of our estimates of our spending requirements, the occurrence of any unanticipated acquisition opportunities, changes in our strategic direction, the need to spend additional capital on cost reduction opportunities, and the need to replace any unanticipated losses in capital assets.
• Forward-looking statements on pages 7 and 13 regarding our cost reduction targets are only our expectation regarding these targets. Actual cost reductions could differ materially based on a number of factors including (among others) the ability to identify and implement cost reductions in the time frame needed to achieve these expectations, the success of the company’s operating plans, the need to spend additional capital to implement cost reduction opportunities, including (without limitation)
to terminate, amend or renegotiate prior contractual commitments, inflation, inclement weather, competitor pricing, fuel costs, expense volatility, economic activity, changes in debt or equity markets, effects of a terrorist attack, effects of labor relations, the accuracy of our estimates of our spending requirements, the occurrence of any unanticipated acquisition opportunities, changes in our strategic direction and the need to replace any unanticipated losses in capital assets.
• Forward-looking statements on pages 4 and 7 regarding the timing of the service center closings, the one-time shutdown costs and the timing of those costs are only our expectations regarding these matters. The actual date of the closings could differ based on a number of factors including (among others) the timing of our ability to transport our customers’ freight from each of the affected service centers. Actual shutdown costs and the timing of those costs could differ based on a number of factors including (among others) our ability to enter into, and the terms of, lease termination agreements for the leased properties, the accuracy of our estimates regarding the fair market value of the owned properties, our ability to enter into agreements to sell the owned properties and our ability to identify all costs related to the closing of the service centers and to properly categorize the costs by type.
• GAAP versus Non-GAAP Measures:  The earnings before interest and taxes (EBIT) margin for 2007 listed on page 13 excludes the non-cash impairment charges recorded during the year and is a non-GAAP measure, which should not be construed as a better measure than GAAP EBIT margins.